Summary Prospectus April 30, 2015 as amended July 6, 2015
Westcore Blue Chip Dividend Fund

RETAIL SHARE CLASS: WTMVX | INSTITUTIONAL SHARE CLASS: WIMVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.westcore.com/LiteratureForms/ReportsProspectuses.aspx. You can also get this information at no cost by calling 800.392.CORE (2673), by sending an email request to WestcoreInvest@westcore.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated April 30, 2015, along with the Fund’s most recent annual report dated December 31, 2014, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Westcore Blue Chip Dividend Fund (the “Fund”) seeks to achieve long-term capital appreciation primarily through investments in large, well-established dividend-paying companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	0.49%	0.36%
Acquired Fund Fees and Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.14%	1.01%
Fee Waiver and Expense Reimbursement(2)	(0.15)%	(0.19)%
Total Annual Fund Operating Expense After Fee Waiver and Expenses Reimbursement(1)	0.99%	0.82%

(1)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund’s prospectus because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(2)	Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.99% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$347	$613	$1,371
Institutional Class	$84	$303	$539	$1,218

| p: 800.392.CORE (2673) | www.westcore.com	April 30, 2015

Westcore Blue Chip Dividend Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies of the Fund

•	The Fund emphasizes investments in global, large, well-established, dividend-paying companies that meet the portfolio management team’s investment criteria based on various financial measures/ratios and have improving business prospects due to strong company and industry dynamics. The team seeks to optimize the portfolio based on a company’s ability to grow its dividend while also taking into account the valuation of a company.
•	The Fund will invest, under normal circumstances, at least eighty percent (80%) of the value of its net assets in stocks of large, well-established, dividend-paying companies, as measured at the time of purchase.
•	The Fund currently considers “large, well-established” companies to be those with a market capitalization of at least $5 billion at the time of purchase with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in an industry. These characteristics may result in increased stability for a company and a lower-risk investment for the Fund than smaller companies.
•	Through a combination of proprietary quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the ability of companies to pay and consistently grow dividends.
•	The team researches companies in which the historical consistency and fundamental improvement in free cash flow appear sustainable. The team seeks to develop an understanding of the economics of the business and sustainability of a company’s competitive advantage.
•	With respect to portfolio structure, the team seeks to achieve a balance between current yield, dividend growth and capital preservation without regard to country or sector limitations. The portfolio typically holds 25 to 30 stocks.
•	The Fund can invest in securities of companies whose stock is traded on U.S. or foreign markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
•	The Fund considers “foreign companies” to include those domiciled outside of the United States or with the principal trading market of their securities outside of the United States.
•	The team may invest in forward currency contracts in an attempt to reduce the portfolio’s exposure to different foreign currencies.
•	Stocks may be sold when business fundamentals and/or dividend growth prospects have changed or the stock price has achieved the team’s valuation target. The stock may also be sold if better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

•	Risk of Loss: You could lose money by investing in the Fund.
•	Market Risk: As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.
•	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.
•	Direct Foreign Exposure Risk: The Fund may invest in non-U.S.-traded securities. There are risks and costs involved in investing in non-U.S.-traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country, and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability, and adverse changes in diplomatic relations between the United States and that foreign country.
•	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

| Westcore Summary Prospectus

Westcore Blue Chip Dividend Fund

•	Currency Risk: The Fund’s exposure to foreign markets may affect the net asset value and total return of the Fund due to fluctuations in currency exchange rates. Forward currency contracts may be used to mitigate this risk.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one, five and ten years for the Retail Class, and one year, five years and since inception for the Institutional Class compared with those of unmanaged indexes of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2009 15.16%	Lowest Quarterly Return: 12/31/2008 (22.97)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2014)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class; after-tax returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Blue Chip Dividend Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	4.43%	10.03%	5.23%
Return After Taxes on Distributions	2.62%	7.85%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares	3.96%	7.96%	4.24%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%

	1 Year	5 Years	Since Inception Institutional Class Only (September 28, 2007)
Institutional Class
Return Before Taxes	4.66%	10.21%	8.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	10.29%

| p: 800.392.CORE (2673) | www.westcore.com	April 30, 2015

Westcore Blue Chip Dividend Fund

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Troy Dayton, CFA Partner, Co-Director of Value Research – Denver Investments Portfolio Manager of the Fund	October 1, 2002
Derek R. Anguilm, CFA Partner, Co-Director of Value Research – Denver Investments Portfolio Manager of the Fund	October 1, 2003
Mark M. Adelmann, CFA, CPA Partner, Value Analyst – Denver Investments Portfolio Manager of the Fund	June 3, 2002
Paul A. Kuppinger, CFA Vice President, Quantitative Analyst – Denver Investments Portfolio Manager of the Fund	April 30, 2014
Lisa Z. Ramirez, CFA Partner, Value Analyst – Denver Investments Portfolio Manager of the Fund	April 30, 2009
Alex A. Ruehle, CFA Vice President, Value Analyst – Denver Investments Portfolio Manager of the Fund	April 30, 2014

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $500,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly or annually).

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax. Investments held through tax-deferred arrangements may be taxed in the future upon withdrawal.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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	| Westcore Summary Prospectus	WC703